EXHIBIT 10.41
-------------

                                 AMENDMENT NO. 3
                                       TO
                           REVOLVING CREDIT AGREEMENT

         This Amendment (this "AMENDMENT") dated as of July 17, 2000, among (a) Republic Technologies International, LLC, a Delaware limited liability company (the "BORROWER"), (b) the Guarantors (as defined in the Credit Agreement, as defined herein), (c) Fleet National Bank (f/k/a BankBoston, N.A. and referred to herein as "FLEET"), Bank of America, N.A. ("B OF A"), The Chase Manhattan Bank ("CHASE") and the other Banks party hereto, (d) B of A as Syndication Agent, Co-book manager, and Co-Agent, (e) Chase as Documentation Agent, Co-Book Manager and Co-Agent and (f) Fleet as administrative agent for the Banks (as such, the "AGENT") amends the Revolving Credit Agreement dated as of August 13, 1999 (as amended, the "CREDIT AGREEMENT"), among the Borrower, the Guarantors, the Banks, the Syndication Agent, the Documentation Agent, the Co-Book Managers, the Co-Agents and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings herein assigned to such terms in the Credit Agreement.

         WHEREAS, the Borrower and the Guarantors have requested that the Agent, the other Co-Agents and the Super-Majority Banks agree to amend the terms of the Credit Agreement, such amendments to include, without limitation, amendments to permit the New Subordinated Indebtedness (as defined below) to replace the Commitments under the Credit Agreement in the aggregate amount of $30,000,000; and

         WHEREAS, the Agent, the other Co-Agents and the Super-Majority Banks are willing to amend the terms of the Credit Agreement as hereinafter more fully set forth, upon the terms and subject to the conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

         SECTION 1.1 AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section
1.1 of the Credit Agreement is hereby amended as follows:

         (a) The definition of "Applicable Margin" is hereby amended and restated as follows:

                           "APPLICABLE MARGIN. On any date, Applicable Margin
                  shall be the applicable margin set forth below with respect to the Borrower's Excess Availability on such date:

                  -------------------------------- ----------------- ------------------------ ---------------------
                                                                                                Letter of Credit
                                                       Base Rate         Eurodollar Rate              Fee
                                                      Applicable           Applicable              Applicable
                        Excess Availability             Margin               Margin                  Margin
                  -------------------------------- ----------------- ------------------------ ---------------------


                  -------------------------------- ----------------- ------------------------ ---------------------
                  Excess Availability is greater         1.25%                3.25%                  3.25%
                  than or equal to $45,000,000
                  -------------------------------- ----------------- ------------------------ ---------------------
                  Excess Availability is less
                  than $45,000,000                       1.50%                3.50%                  3.50%"
                  -------------------------------- ----------------- ------------------------ ---------------------

         (b) The definition of "Availability Block" is hereby amended and restated as follows:

                           "AVAILABILITY BLOCK. $15,000,000 until such time as
                  the Borrower receives aggregate Net Cash Proceeds from the New Subordinated Indebtedness in an aggregate amount of not less than $30,000,000, and $0 upon and after such time as the Borrower receives aggregate Net Cash Proceeds from the New Subordinated Indebtedness in an amount of not less than $30,000,000."

         (c) The definition of "Availability Block Cap" is hereby deleted from the Credit Agreement.

         (d) The definition of "Borrowing Base" is hereby amended by restating clause (c) of such definition in its entirety as follows:

                                    "(c) 48.9% of Eligible Fixed Assets;
                           PROVIDED, that in no event shall the amount of the Borrowing Base allocable to Eligible Fixed Assets exceed the Eligible Fixed Asset Cap; MINUS"

         (e) The following new definition is hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "BUSINESS PLAN. The business plan delivered to the
                  Banks entitled "Republic Technologies International, Inc. [sic] Liquidity Enhancement Proposal" dated June 2000 as updated on July 13, 2000."

         (f) The following new definition is hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "CANTON MOLDS PROJECT. The construction of the large
                  bloom molds at the Canton Cast Roll Facility."

         (g) The following new definition is hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "COLD FINISHED PROJECT. The construction of the cold
                  finished coil to bar line in Michigan."

         (h) The definition of "Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization or EBITDA" is hereby amended and restated in its entirety as follows:

                           "CONSOLIDATED EARNINGS BEFORE INTEREST, TAXES,
                  DEPRECIATION AND AMORTIZATION OR EBITDA. With respect to the Borrower and its Subsidiaries for any period, the Consolidated Net Income of the Borrower and its Subsidiaries for such period, after all expenses and other proper charges, PLUS, without duplication and to the extent deducted from the calculation of Consolidated Net Income for such period (a) payment or provision for any income and other taxes based on income for such period, (b) interest expense for such period, (c) depreciation and amortization for such period, (d) pension curtailment and severance expenses and other pension and post-retirement benefit expenses, (e) professional fees related to the Third Amendment, the Subordinated Loan Documents and all transactions contemplated thereby (including the transactions described in the closing conditions thereto) and (f) losses from the sale of non-operating assets permitted under the Credit Agreement, MINUS without duplication and to the extent included in the calculation of Consolidated Net Income for such period gains from the sale of non-operating losses permitted under the Credit Agreement, in each case determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with generally accepted accounting principles."

         (i) The definition of "Eligible Fixed Asset Cap" is hereby amended and restated in its entirety as follows:

                           "ELIGIBLE FIXED ASSET CAP. With respect to any
                  period, the amount set forth below opposite such period, PROVIDED, HOWEVER that (a) the Eligible Fixed Asset Cap may be permanently reduced to $0 as provided in Sections 2.11, 3.2(b), 9.1(q) of the Credit Agreement or otherwise pursuant to the terms of the Credit Agreement and (b) the Eligible Fixed Asset Cap may be permanently reduced during one of the periods set forth below by such amounts as are provided in
                  Section 3.2(b) of the Credit Agreement, in which case the amount set forth below opposite such period and each other amount set forth below opposite each subsequent period shall be reduced by an amount equal to such reduction.

               ----------------------------------------------------------- -------------------------
               PERIOD:                                                     ELIGIBLE FIXED
                                                                           ASSET CAP:
               ----------------------------------------------------------- -------------------------
               August 13, 1999 - Third Amendment Effective Date            $125,000,000
               ----------------------------------------------------------- -------------------------
               Third Amendment Effective Date - December 31, 2001          $92,000,000
               ----------------------------------------------------------- -------------------------
               January 1, 2002 - March 31, 2002                            $84,500,000
               ----------------------------------------------------------- -------------------------
               April 1, 2002 - June 30, 2002                               $75,000,000
               ----------------------------------------------------------- -------------------------
               July 1, 2002 - September 30, 2002                           $67,500,000
               ----------------------------------------------------------- -------------------------
               October 1, 2002 - December 31, 2002                         $60,000,000
               ----------------------------------------------------------- -------------------------
               January 1, 2003 - March 31, 2003                            $52,500,000
               ----------------------------------------------------------- -------------------------
               April 1, 2003 - June 30, 2003                               $45,000,000
               ----------------------------------------------------------- -------------------------
               July 1, 2003 - September 30, 2003                           $37,500,000
               ----------------------------------------------------------- -------------------------
               October 1, 2003 - December 31, 2003                         $30,000,000
               ----------------------------------------------------------- -------------------------
               January 1, 2004 - March 31, 2004                            $22,500,000
               ----------------------------------------------------------- -------------------------
               April 1, 2004 - June 30, 2004                               $15,000,000
               ----------------------------------------------------------- -------------------------
               July 1, 2004 - Maturity Date                                $7,500,000
               ----------------------------------------------------------- -------------------------

                  No reduction of the Eligible Fixed Asset Cap pursuant to this definition or otherwise may be reinstated.

         (j) The following new definition is hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "THE 4-STAND PROJECT. The construction of the Lorain
                  plant 4 stand mill and Lorain plant large bar finishing/inspection equipment."

         (k) The definition of "Net Cash Proceeds" in the Section 1.1 of the Credit Agreement is hereby amended by inserting the words ", any incurrence of New Permitted Off-Balance Sheet Financing" after the words "any issuance of equity" therein.

         (l) The following definition of "Net Capital Expenditures" is hereby inserted into Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "NET CAPITAL EXPENDITURES. Capital Expenditures that
                  are not made from the proceeds of Indebtedness permitted by
                  Section 9.1 or from the proceeds New Permitted Off-Balance Sheet Financing."

         (m) The following new definition is hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "NEW BAR MILL PROJECT. The construction of the
                  greenfield bar rolling mill in Canton, Ohio or another location determined by the Borrower."

         (n) The following definition of "New Permitted Off-Balance Sheet Financing" is hereby inserted into Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "NEW PERMITTED OFF-BALANCE SHEET FINANCING. Rental
                  Obligations or any other obligation incurred by the Borrower or any of the Guarantors pursuant to any operating lease (whether or not after the sale of the assets subject to such lease) and other similar "off-balance sheet" financing the Net Cash Proceeds of which are immediately invested in a Permitted Project, PROVIDED, HOWEVER, that (a) prior to the incurrence of any New Permitted Off-Balance Sheet Financing for the New Bar Mill Project, the Co-Agents shall have received a report in form and substance satisfactory to the Co-Agents from Hatch Engineering or such other consultant as is satisfactory to the Co-Agents (PROVIDED that any such report shall be made at the Borrower's expense) confirming the viability of the New Bar Mill Project, (b) any such New Permitted Off-Balance Sheet Financing shall be subject to an intercreditor agreement in form and substance satisfactory to the Co-Agents and (c) the aggregate net present value of the Rental Obligations (using the discount rate implicit in the applicable lease) and other obligations represented by any New Permitted Off-Balance Sheet Financing in connection with any Permitted Project shall not at any time exceed the amounts set forth below opposite such Permitted Project:

                           -------------------------------------------- ------------------------------------
                           PROJECT                                      MAXIMUM CUMULATIVE NEW
                                                                        PERMITTED OFF-BALANCE
                                                                        SHEET FINANCING
                           -------------------------------------------- ------------------------------------
                           4-Stand Project                                  $  50,600,000
                           -------------------------------------------- ------------------------------------
                           Canton Molds Project                             $   5,900,000
                           -------------------------------------------- ------------------------------------
                           New Bar Mill Project                              $110,000,000
                           -------------------------------------------- ------------------------------------
                           Cold Finished Project                            $   9,500,000"
                           -------------------------------------------- ------------------------------------

         (o) The following new definition is hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "NEW SUBORDINATED INDEBTEDNESS. Indebtedness incurred
                  pursuant to the Subordinated Loan Documents, and subject to subordination provisions satisfactory to the Co-Agents, and otherwise to contain terms not in conflict with the provisions of the Loan Documents after giving effect to the Third Amendment, and secured only by a silent subordinated lien on the Canton Cast Roll Facility pursuant to the Subordinated Mortgage, to the extent permitted by other applicable agreements and subject to documentation satisfactory to the Co-Agents."

         (p) The following new definition is hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "PERMITTED PROJECTS. The 4-Stand Project, the Canton
                  Molds Project, the New Bar Mill Project and the Cold Finished Project."

         (q)      The following new definitions are hereby inserted in Section
                  1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "SUBORDINATED CREDIT AGREEMENT" The Subordinated
                  Credit Agreement, dated as of July 17, 2000, among the Borrower, the lenders party thereto and the agent party thereto in the form delivered to the Co-Agents on the Third Amendment Effective Date and as thereafter amended or modified in a manner satisfactory to the Co-Agents."

                           "SUBORDINATED MORTGAGE" The Open-End Mortgage,
                  Security Agreement, Assignment of Rents, Income and Proceeds pursuant to which the Borrower grants to the holders of the New Subordinated Indebtedness a silent subordinated lien on the Canton Cast Roll Facility in the form delivered to the Co-Agents on the Third Amendment Effective Date and as thereafter amended or modified in a manner satisfactory to the Co-Agents."

                           "SUBORDINATED LOAN DOCUMENTS." The Subordinated
                  Credit Agreement and related "Notes", "Guaranty" and "Collateral Documents" (each as defined in the Subordinated Credit Agreement), pursuant to which the New Subordinated Indebtedness is issued and including, without limitation, the Subordinated Mortgage securing the New Subordinated Indebtedness, each in the form delivered to the Co-Agents on the Third Amendment Effective Date and as thereafter amended or modified in a manner satisfactory to the Co-Agents."

         (r)      The following new definitions are hereby inserted in Section
                  1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "THIRD AMENDMENT. The Amendment No. 3 to Revolving
                  Credit Agreement, dated as of the Third Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent, the Co-Agents, the Banks party thereto and the other parties thereto."

                           "THIRD AMENDMENT EFFECTIVE DATE. The date on which
                  the Third Amendment becomes effective."

         (s) The definition of "Total Commitment" is hereby amended and restated in its entirety as follows:

                           "TOTAL COMMITMENT. The sum of the Commitments of the
                  Banks, as in effect from time to time. The Total Commitment as of the Effective Date is $425,000,000. The Total Commitment shall be automatically reduced to $395,000,000 on the Third Amendment Effective Date, and shall be further automatically reduced by the following amounts on the following date, in each case without any further action by the Borrower, the Administrative Agent, any Bank or any other Person:

                           -------------------------------------------- ------------------------------------
                           DATE                                         REDUCTION
                           -------------------------------------------- ------------------------------------
                           April 1, 2001                                $20,000,000
                           -------------------------------------------- ------------------------------------
                           October 1, 2001                              $25,000,000
                           -------------------------------------------- ------------------------------------
                           January 1, 2002                              $25,000,000
                           -------------------------------------------- ------------------------------------

                  Each reduction in the Total Commitment described in this definition shall result in a simultaneous pro rata reduction in the Commitments of the Banks in accordance with their respective Commitment Percentages in an amount equal to such reduction in the Total Commitment. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. To the extent that any reduction in the Total Commitment shall result in the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations being greater than the Availability, the Borrower shall repay such excess in accordance with Section 3.2(a) hereof."

         SECTION 1.2 NEW SECTION 2.11 OF THE CREDIT AGREEMENT. The following new
Section 2.11 is hereby inserted in the Credit Agreement after Section 2.10 thereof:

                  "SECTION 2.11. REDUCTION OF ELIGIBLE FIXED ASSET CAP. The Borrower shall have the right at any time upon three (3) Business Days' prior written notice to the Agent to reduce the Eligible Fixed Asset Cap to $0 if, after giving effect to such reduction, the sum of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations does not exceed the Borrowing Base EXCLUDING the lesser of 48.9% Eligible Fixed Assets and the Eligible Fixed Asset Cap immediately prior to such reduction. Upon the reduction of the Eligible Fixed Asset Cap to $0 pursuant to this Section 2.11 or pursuant to Section 3.2, Section 9.1(q) or otherwise pursuant to the terms of this Credit Agreement:

                           (a) The Total Commitment shall be immediately and
                  automatically reduced by an amount equal to the greater of (i) $100,000,000 and (ii) 90% of the sum of (A) Net Cash Proceeds from the sale of the Canton Cast-Roll Facility or any substantial portion thereof PLUS (B) the amount of any Canton Indebtedness; and

                           (b) The Agent shall release its security interest in
                  the Canton Cast-Roll Facility, and the Banks and the Co-Agent shall, without any further action on their part, be deemed to have consented to such release.

         SECTION 1.3 AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT. The following new Sections 8.16 and 8.17 are hereby inserted into the Credit Agreement after Section 8.15 thereof:

                  "SECTION 8.16. FINANCING OF 4-STAND PROJECT. The Borrower shall deliver to the Co-Agents on or before September 30, 2000 either
         (a) a written commitment from a third party to provide New

         Permitted Off-Balance Sheet Financing for the construction of the 4-Stand Project or (b) a written commitment reasonably satisfactory to the Co-Agents from a third party relating to the financing of a project which would accomplish similar operating objectives and financial returns as the 4-Stand Project by alternative means together with a report in form and substance satisfactory to the Co-Agents from Hatch Engineering or such other consultant as is satisfactory to the Co-Agents regarding the effect on EBITDA of such proposal. The commitments required pursuant to this Section 8.16 shall be from a funding source capable, in the reasonable opinion of the Co-Agents, to provide the requisite funding, and shall otherwise be consistent with the Borrower's construction plan and shall in all other respects be in form and substance satisfactory to the Co-Agents."

                  "SECTION 8.17. ACTUARIAL REPORTS. The Borrower shall provide to the Co-Agents on or before August 15, 2000 actuarial reports estimating the PBGC "minimum" funding required for 2000, 2001 and 2002, which amounts shall be reasonably satisfactory to the Co-Agents."

         SECTION 1.4  AMENDMENTS TO SECTION 9.1 OF THE CREDIT AGREEMENT.

                  (a) Section 9.1(f) of the Credit Agreement is hereby amended by adding the words "not consisting of New Permitted Off-Balance Sheet Financing" after the words "Indebtedness of the Borrower and its Subsidiaries consisting of Rental Obligations under operating leases", and by substituting the amount $20,000,000 for the amount "$36,000,000" therein.

                  (b) Section 9.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (s) of Section 9.1, replacing the period at the end of clause (t) of Section 9.1 with a semi-colon and inserting the following new clauses (u) and (v) after clause (t) thereof

                           (u) Indebtedness consisting of New Permitted
                  Off-Balance Sheet Financing; and

                           (v) Indebtedness consisting of New Subordinated
                  Indebtedness in the aggregate principal amount not to exceed $30,000,000, plus accrued interest thereon.

         SECTION 1.5  AMENDMENT TO SECTION 9.2 OF THE CREDIT AGREEMENT.

                  (a) Section 9.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (xvii) of Section 9.2, replacing the period at the end of clause (xviii) of Section 9.2 with a semi-colon and by inserting the following new clauses (xix) and (xx) after clause (xviii) thereof

                           "(xix) Liens on assets acquired or constructed
                  entirely from the Net Cash Proceeds of any New Permitted Off-Balance Sheet Financing securing such New Permitted Off-Balance Sheet Financing, PROVIDED, that if any such liens cover property on which any Collateral is located, the holders of such liens shall, if reasonably requested by the Agent, have entered into an intercreditor agreement with the Agent to protect the Agent's remaining Collateral, such intercreditor agreement to be in form and substance reasonably satisfactory to the Co-Agents; and

                           (x) Liens on the Canton Cast-Roll Facility securing
                  the New Subordinated Indebtedness subordinate to the liens of the Banks and the Agent thereon pursuant to the Subordinated Mortgage and otherwise on terms and conditions satisfactory to the Co-Agents."

         SECTION 1.6 AMENDMENT TO SECTION 9.4 OF THE CREDIT AGREEMENT. Clause
(f) of Section 9.4 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the final semi-colon of such clause:

                  "and PROVIDED, FURTHER, that no such Distributions shall be paid during the period beginning on June 30, 2000 and ending on July 1, 2002."

         SECTION 1.7 AMENDMENT TO SECTION 9.6 OF THE CREDIT AGREEMENT. Section
9.6 of the Credit Agreement is hereby amended by replacing the text "and (v)" with the text ", (v)" and by inserting the following new text after clause (v) thereof:

                  "and (vi) the disposition of assets acquired or constructed in connection with a Permitted Project in order then or immediately thereafter to lease such assets pursuant to a New Permitted Off-Balance Sheet Financing"

         SECTION 1.8 AMENDMENTS TO SECTION 10 OF THE CREDIT AGREEMENT. Sections
10.1 and 10.2 of the Credit Agreement are hereby replaced in their entirety with the following new Sections 10.1, 10.2 and 10.3:

                  "SECTION 10.1 MAXIMUM NET CAPITAL EXPENDITURES. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Net Capital Expenditures during any of the periods set forth below that exceed, in the aggregate for the Borrower and its Subsidiaries, the amounts set forth below opposite such periods, PROVIDED, however, that if, at the end of any of the periods listed below, the amount of Net Capital Expenditures permitted for such period is not fully utilized, the lesser of (i) 25% of maximum Net Capital Expenditures for such period as set forth below and (ii) the difference between such maximum Net Capital Expenditures and actual Net Capital Expenditures for such fiscal period may be carried over and utilized in any succeeding period listed below, PROVIDED FURTHER, that if, at the end of Fiscal Year 2001 or any subsequent period listed below, the amount of Net Capital Expenditures permitted for such period is not fully utilized and EBITDA for such period is equal to or greater than 90% of projected EBITDA for such period as set forth in the Business Plan, the lesser of (i) 50% of maximum Net Capital Expenditures for such period and (ii) the difference between maximum Net Capital Expenditures and actual Net Capital Expenditures for such fiscal period may be carried over and utilized in the any succeeding period listed below:

                           -------------------------------------------- ------------------------------------
                           FISCAL YEAR                                  MAXIMUM NET CAPITAL EXPENDITURES
                           -------------------------------------------- ------------------------------------
                           2000                                         $19,000,000
                           -------------------------------------------- ------------------------------------
                           2001                                         $24,000,000
                           -------------------------------------------- ------------------------------------
                           2002                                         $27,000,000
                           -------------------------------------------- ------------------------------------
                           2003                                         $33,500,000
                           -------------------------------------------- ------------------------------------
                           2004                                         $23,000,000
                           -------------------------------------------- ------------------------------------

                  SECTION 10.2 MINIMUM EBITDA.

                           SECTION 10.2.1. MINIMUM QUARTERLY EBITDA. The
                  Borrower will not cause or permit EBITDA for any period of one fiscal quarter ending during a month set forth below to be less than the amount set forth below opposite such month:


                           -------------------------------------------- ------------------------------------
                           FISCAL QUARTER PERIOD ENDING                 MINIMUM EBITDA
                           -------------------------------------------- ------------------------------------
                           September, 2000                              $17,338,000
                           -------------------------------------------- ------------------------------------
                           December, 2000                               $29,071,000
                           -------------------------------------------- ------------------------------------
                           March, 2001                                  $30,234,000
                           -------------------------------------------- ------------------------------------

                          SECTION 10.2.2. MINIMUM TRAILING 12-MONTH EBITDA. The
                  Borrower will not cause or permit EBITDA for any period of twelve consecutive fiscal months ending during a month set forth below to be less than the amount set forth below opposite such month:

                           -------------------------------------------- ------------------------------------
                           FISCAL QUARTER ENDING:                       MINIMUM TRAILING 12-MONTH EBITDA
                           -------------------------------------------- ------------------------------------
                           June, 2001                                   $119,609,000
                           -------------------------------------------- ------------------------------------
                           September 2001                               $136,763,000
                           -------------------------------------------- ------------------------------------
                           December 2001                                $136,842,000
                           -------------------------------------------- ------------------------------------
                           March 2002                                   $149,389,000
                           -------------------------------------------- ------------------------------------
                           June 2002                                    $160,050,000
                           -------------------------------------------- ------------------------------------
                           September 2002                               $167,751,000
                           -------------------------------------------- ------------------------------------
                           December 2002                                $175,333,000
                           -------------------------------------------- ------------------------------------
                           March 2003                                   $181,660,000
                           -------------------------------------------- ------------------------------------
                           June 2003                                    $189,020,000
                           -------------------------------------------- ------------------------------------
                           September 2003                               $197,329,000
                           -------------------------------------------- ------------------------------------
                           December 2003                                $205,614,000
                           -------------------------------------------- ------------------------------------
                           March 2004                                   $215,317,000
                           -------------------------------------------- ------------------------------------
                           June 2004                                    $224,454,000
                           -------------------------------------------- ------------------------------------


                  SECTION 10.3 MINIMUM LIQUIDITY. The Borrower will not at any time permit the sum of (a) (i)Availability LESS (ii) the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, PLUS (b) the Net Cash Proceeds from the permitted sale or other disposition of assets constituting Collateral where such Net Cash Proceeds are deposited in a Swept Account, PLUS (c) in the sole and absolute discretion of the Co-Agents, firmly committed new cash investments and/or deferrals of otherwise required payments having terms and conditions and occurring in a time frame satisfactory to the Co-Agents, to be less than $3,000,000."

         SECTION 1.9 AMENDMENT TO SECTION 13.1 OF THE CREDIT AGREEMENT. Section
13.1 of the Credit Agreement is hereby amended by inserting the following new clause (s) after clause (r) thereof:

                  "(s) the Borrower shall not have received on or before the day that is 14 days after the Third Amendment Effective Date aggregate Net Cash Proceeds from the New Subordinated Indebtedness in amount of not less than $30,000,000."

         SECTION 2. FEES. The Borrower hereby agrees to pay the following fees, each of such fees to constitute "Obligations" under the Credit Agreement:

         (a) AMENDMENT FEE 1. The Borrower hereby agrees to pay to the Agent, for the account of each Bank that executes this Amendment, a fee of $3,950,000 (such fee referred to herein as "AMENDMENT

FEE 1"), such Amendment Fee 1 to be fully earned and payable on the Third Amendment Effective Date and to be shared PRO RATA by the Banks party to this Amendment in accordance with their Commitments.

         (b) AMENDMENT FEE 2. The Borrower hereby agrees to pay to the Agent, for the account of each Bank that executes this Amendment, a fee of $1,975,000 (such fee referred to herein as "AMENDMENT FEE 2"), such Amendment Fee 2 to be fully earned on the Third Amendment Effective Date and to be shared PRO RATA by the Banks party to this Amendment in accordance with their Commitments. A portion of Amendment Fee 2 equal to $987,500 shall be payable on October 1, 2001 and the remaining portion of Amendment Fee 2 shall be payable on March 31, 2002. If on any date on or prior to September 30, 2001 the Eligible Fixed Asset Cap is reduced to $0 in accordance with Section 2.11 of the Credit Agreement, Amendment Fee 2 shall be forgiven on such date.

         (c) STRUCTURING FEE. The Borrower hereby agrees to pay to the Agent, for the account of the Co-Agents, a fee of $531,250 (such amount referred to herein as the "STRUCTURING FEE"), such Structuring Fee to be fully earned on the Third Amendment Effective Date and to be shared equally by the Co-Agents. A portion of the Structuring Fee equal to $265,625 shall be payable on the Third Amendment Effective Date and the remaining portion of the Structuring Fee shall be payable on March 31, 2002.

         SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. The Borrower (and, where applicable, the Parent) hereby represents, warrants and covenants to the Agent and the Banks as follows:

         (a) Each of the representations and warranties of the Borrower and the Parent contained in the Credit Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

         (b) This Amendment has been duly authorized, executed and delivered by the Borrower and each of the Guarantors and is in full force and effect; and

         (c) Upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrower and each of the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

         SECTION 4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions:

         (a) All proceedings in connection with the transactions contemplated by this Amendment and all other documents incident thereto shall be satisfactory in substance and in form to the Co-Agents and this Amendment shall have been executed and delivered by the Co-Agents, the Super-Majority Banks, the Borrower and the Guarantors;

         (b) All corporate action or limited liability company action, as applicable, necessary for the valid execution, delivery and performance by the Borrower and the Guarantors of this Amendment and each of the related documents to which the Borrower or the Guarantors is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent;

         (d) The Agent shall have received the full amount of Amendment Fee 1 and such portions of the Structuring Fee payable on the Third Amendment Effective Date for the account of the Co-Agents, and all expenses of the Co-Agents, their counsel and their professional advisors for which invoices have been rendered shall have been paid.

         (e) The Borrower shall have received (i) Net Cash Proceeds of at least $24,000,000 from the New Subordinated Indebtedness and (ii) a commitment for additional New Subordinated Indebtedness to be incurred on or before the date that is 14 days after the Third Amendment Effective Date such that the aggregate Net Cash Proceeds of all New Subordinated Indebtedness incurred on or before such date shall be not less than $30,000,000, with all such Indebtedness to be on terms and conditions, and subject to subordination provisions in form and substance reasonably satisfactory to the Co-Agents, and otherwise to contain terms not in conflict with the provisions of the Loan Documents after giving effect to the Amendment.

         (f) The Borrower and the Pension Benefit Guaranty Corporation ("PBGC") shall have executed and delivered an agreement, reasonably satisfactory in form and substance to the Co-Agents, by which the PBGC will defer the funding obligations of the Borrower and its Subsidiaries relating to the Republic Technologies International, LLC USWA Defined Benefit Plan in the amount of at least $22,125,000 contractually due by December 31, 2000 (including the current PBGC deferral of approximately $11,000,000), and in the amount of at least $23,950,000 contractually due during 2001 with (i) the payments deferred being amortized by no more than $5,760,000 in the first quarter of 2002 and each fiscal quarter thereafter until fully amortized, (ii) further amortization and maturity being reasonably satisfactory to the Co-Agents and (iii) any other funding requirements for those plans being set forth in such agreement.

         (g) The Borrower and USX Corporation ("USX") shall have executed and delivered an agreement, reasonably satisfactory in form and substance to the Co-Agents, by which USX will (i) defer the $30,000,000 payment, together with accrued interest, due to USX in July, 2001, until July, 2003, on substantially the same terms (other than maturity) as the deferral currently in place for that amount, and (ii) provide liquidity enhancements at least equivalent in dollar value to those described in the Business Plan. Any modification of the USX semi-finished steel off-take agreement shall be satisfactory in form and substance to the Agent.

         (h) The Borrower shall have presented to the Co-Agents the Borrower's plan for the 4-Stand Project targeted to be constructed and operational on or before May 1, 2001 (with contract penalties applicable to the builder if the 4-Stand Project is not operational on or before July 1, 2001), and the Co-Agents shall have received a report from Hatch Engineering, in form and substance satisfactory to the Co-Agents, as to the feasibility of that plan.

         (i) The Co-Agents and the Super-Majority Banks shall be satisfied with the results of the due diligence investigations by Ernst & Young LLP with respect to the Borrower's business plan.

         (j) The Co-Agents shall have received a legal opinion from Weil, Gotshal & Manges LLP in form and substance satisfactory to the Co-Agents as to the New Subordinated Indebtedness.

         SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement, any other Loan Document or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 6. INDEMNITY. The Borrower hereby acknowledges that, solely for the purposes of Section 17 of the Credit Agreement, Bingham Dana LLP ("B&D"), Ernst & Young LLP ("E&Y") and Hatch Engineering ("Hatch") and each of their respective employees, partners, officers, agents and affiliates (collectively for the purpose of this Section 6, the "INDEMNIFIED PARTIES") are "agents" of the Agent as such term is used in the first sentence of such Section 17 of the Credit Agreement and that, accordingly, without limiting the provisions of such
Section 17 of the Credit Agreement or any other provisions thereof, the Borrower hereby and thereby indemnifies each of the Indemnified Parties from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of the Credit Agreement or any of the other Loan Documents or the transactions contemplated thereby including, without limitation, (a) the provision of consulting, legal or other services by any Indemnified Party to the Agent, any Co-Agent or any Bank, (b) any statements made by any Indemnified Party in connection therewith, and (c) B&D, the Agent, any other Co-Agent or any Bank following the advice of E&Y or Hatch in connection with the provision of such services or failure to follow such advice, in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such matters.

         SECTION 7. RELEASE. In order to induce the Agent, the other Co-Agents and the Banks to enter into this Amendment, each of the Borrower and the Guarantors acknowledges and agrees that: (i) neither the Borrower nor any Guarantor has any claim or cause of action against the Agent, any Co-Agent or any Bank (or any of its respective directors, officers, employees or agents);
(ii) neither the Borrower nor any Guarantor has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Agent, any Co-Agent or any Bank; and (iii) each of the Agent, each Co-Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower and each Guarantor. The Borrower and the Guarantors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's, the Co-Agents' and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrower and the Guarantors unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent, any Co-Agent or any Bank to the Borrower and/or any Guarantor, except the obligations to be performed by the Agent, any Co-Agent or any Bank on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any Guarantor might otherwise have against the Agent, any Co-Agent, any Bank or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

         SECTION 8. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Borrower or any Guarantor or any right of the Agent or any Bank consequent thereon.

         SECTION 9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

         SECTION 11. EXPENSES. The Borrower hereby agrees to pay to the Agent, on demand, all reasonable out of pocket expenses incurred or sustained by the Agent and each of the other Co-Agents in connection with this Amendment (including reasonable legal fees and disbursements).

         IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                  THE BORROWER:

                                  REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC


                                  By:______________________________________
                                     Name:
                                     Title:

                                  THE GUARANTORS:


                                  REPUBLIC TECHNOLOGIES INTERNATIONAL
                                  HOLDINGS, LLC


                                  By:______________________________________
                                     Name:
                                     Title:


                                  RTI CAPITAL CORP.


                                  By:______________________________________
                                     Name:
                                     Title:


                                  BLISS & LAUGHLIN, LLC



                                  By:______________________________________
                                     Name:
                                     Title:

                                  CANADIAN DRAWN STEEL COMPANY INC.


                                  By:______________________________________
                                     Name:
                                     Title:


                                  NIMISHILLEN & TUSCARAWAS, LLC



                                  By:______________________________________
                                     Name:
                                     Title:

                                 THE BANKS AND THE CO-AGENTS:


                                 FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.), individually, as Administrative Agent and Co-Book Manager



                                 By:______________________________________
                                    Name:
                                    Title:

                                    BANK OF AMERICA, N.A., individually, as
                                    Syndication Agent and Co-Book Manager


                                    By:_______________________________________
                                       Name:
                                       Title:

                                   THE CHASE MANHATTAN BANK,
                                   individually, as Documentation Agent
                                   and Co-Book Manager


                                    By:_______________________________________
                                       Name:
                                       Title:


                                   FOOTHILL CAPITAL CORPORATION


                                    By:_______________________________________
                                       Name:
                                       Title:

                                   HELLER FINANCIAL, INC.


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    CONGRESS FINANCIAL CORPORATION


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    THE CIT GROUP / BUSINESS CREDIT, INC.


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    LASALLE BUSINESS CREDIT, INC.


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    MELLON BANK, N.A.


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    DIME COMMERCIAL CORP.


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    GREEN TREE FINANCIAL CORPORATION


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    ORIX BUSINESS CREDIT, INC.


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    SUNROCK CAPITAL CORP.


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    GMAC BUSINESS CREDIT, LLC


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    GUARANTY BUSINESS CREDIT
                                    CORPORATION, doing business as
                                    Fidelity Funding


                                    By:_______________________________________
                                       Name:
                                       Title: